UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 4, 2007

Enova Systems, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

California	1-33001	95-3056150
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

19850 S. Magellan Drive, Torrance, California		90502
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	310-527-2800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 4, 2007 the Board of Directors of Enova Systems, Inc. elected John Micek to serve as a Director of Enova. Mr. Micek fills a vacancy reserved for the director elect of the holders of the Series B Convertible Preferred Stock. Mr. Micek will hold his office until his successor is elected by the holders of the Series B Convertible Stock at an annual or special meeting of the shareholders.

Mr. Micek will receive quarterly compensation at a flat rate of $4,000 in cash and $6,000 in stock in accordance with Enova’s director compensation policy. The stock awards are valued on the last trading day of the quarter at the closing stock price on AMEX. A press release announcing Mr. Micek has joined the Board of Directors is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 4, 2007, the Board of Directors amended the Bylaws of Enova to eliminate the requirement that the annual meeting be held on the third Wednesday of November. Instead, the amended Bylaws now permit the Board of Directors to set the date of the annual meeting. The full text of the amendment is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference. Enova intends to hold its annual meeting in the spring of each year. Consistent with this new policy, Enova will defer it annual its 2007 annual meeting and instead expect to next hold an annual meeting in May 2008. A press release announcing the change is filed as Exhibit 99.2 to this Current Report on Form 8-K.

In August 2006, the AMEX adopted rules requiring that listed securities be eligible for a Direct Registration Program (DRS) by January 1, 2008. DRS permits a shareholder ownership to be recorded and maintained on the books of the issuer or the transfer agent without the issuance of a physical stock certificate. Enova’s Bylaws permit the board of directors to approve the form of share certificates. To affirm DRS eligibility, on December 4, 2007 the Enova board of directors determined it was appropriate to amend Article V Sections 1 and 3 of the Bylaws to explicitly permit the issuance and transfer of uncertificated shares. The full text of the amendments are filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit 3.2 - Amendendments to Bylaws

Exhibit 99.1 - Press release titled "Mr. John Micek to Join Enova Board"

Exhibit 99.2 - Press release titled "Enova Announces Annual Meeting to be Held in Spring 2008"

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Enova Systems, Inc.

December 10, 2007	By:	Jarett Fenton

Name: Jarett Fenton
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

3.2	Amendments to Bylaws
99.1	Press release titled "Mr. John Micek to Join Enova Board"
99.2	Press release titled "Enova Announces Annual Meeting to be Held in Spring 2008"